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                                                                   EXHIBIT 10.3


                         OPTION AND SERVICES AGREEMENT


         THIS OPTION AND SERVICES AGREEMENT is made as of this 21st day of September, 2001, by and between TRANSNET CONNECT, INC., a Florida corporation ("Transnet") and OWNERTEL, INC., a Georgia corporation ("OwnerTel").

                                  WITNESSETH:

         WHEREAS, OwnerTel desires to become a reseller of long distance telephone service and TransNet desires to sell to OwnerTel its public service commission certifications ("Certifications") and long distance customer base;

         WHEREAS, OwnerTel desires that Transnet manage the processing and servicing of its customers accounts; and

         WHEREAS, Transnet is experienced in the telecommunications business and is willing to provide such management services during the time period and on such terms as set forth in this Agreement.

         All capitalized terms used herein which are not defined shall have the same meanings as set forth in the Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. OPTION GRANT. TransNet hereby grants to OwnerTel, the exclusive, transferable right, exercisable at any time for a period of one
(1) year after the date of this Agreement, to obtain TranNet's Certifications and long distance telephone customer base, in whole or in part.

         SECTION 2. PROVISION OF SERVICES BY TRANSNET. In consideration of the Option Grant as set forth in Section 1 of this Agreement, OwnerTel agrees to hire TransNet to be the exclusive provider of customer service and billing and collection services for OwnerTel's long distance telephone customers, which duties and responsibilities include, but are not limited to:

                  (a)      customer service; and

                  (b)      billing and collection services.

         SECTION 3. SERVICE FEE. In consideration of the services provided by Transnet hereunder, OwnerTel shall pay to Transnet a fee equal to One Dollar ($1.00) per month, per customer during each month that such customer has a usage related charge (the "Service Fee"). The Service Fee shall be paid to TransNet on a monthly basis.


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         SECTION 4.        TERM AND TERMINATION. The term of this Agreement
shall be for a period of two (2) years commencing on the Effective Date. This Agreement shall be automatically renewed for successive one (1) year renewal terms unless either Transnet or OwnerTel delivers to the other a notice of non-extension at least ninety (90) days prior to the scheduled expiration date of this Agreement. Notwithstanding the foregoing, OwnerTel or TransNet may terminate this Agreement in the event that:

                  (a) proceedings in bankruptcy are instituted by or against the other party, or the other party terminates its business activities for any other reason; or

                  (b) there is a material breach of, or material failure to comply with, any of the terms or conditions of this Agreement by the other party which breach or failure is not remedied within thirty
         (30) days after notice of such breach or failure.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Each Party represents that it has full power to enter into and complete the transactions required hereunder, and that this Agreement is enforceable against it in accordance with its terms, and that the activities contemplated hereunder do not conflict with or constitute a breach of or default under any contracts or commitments to which it is a party.

         SECTION 6. RELATIONSHIP OF PARTIES. The relationship of the parties hereunder shall be that of independent contractors. Neither Party shall be deemed an employee, agent, joint venturer or partner of the other and neither party shall have the power or authority to bind or obligate the other.

         SECTION 7. NOTICES. Notices hereunder shall be given in writing and will be deemed to have been given (a) on the date delivered in person, (b) on the date indicated on the return receipt if mailed postage prepaid, by certified or registered U.S. mail, with return receipt requested, (c) on the date transmitted by facsimile, if sent by 5:00 p.m. Eastern Time, on a regular business day and confirmation of receipt thereof is reflected or obtained, or
(d) if sent by overnight courier service, on the next business day after delivery to the courier service (in time for and specifying next day delivery). In each case such notices shall be sent to the address or facsimile number set forth below. Either party may change such address by written notice to the other party hereto.

         If to OwnerTel:            OwnerTel, Inc.
                                    #176
                                    2870 Peachtree Road
                                    Atlanta, GA  30305
                                    Facsimile No.:  (404) 237-8605
                                    Attention:  William Head


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         If to TransNet:            TransNet Connect, Inc.
                                    Suite 209
                                    1413 S. Howard Avenue
                                    Tampa, FL  33606
                                    Facsimile No.:  (813) 258-9310
                                    Attention:  Stan Crews

         SECTION 8. ASSIGNABILITY. This Agreement and the rights and obligations hereunder may not be assigned by either party without the prior written consent of the other party.

         SECTION 9. FORCE MAJEURE. Neither party will be liable for any failure to perform any obligation (other than payment obligations) hereunder, or from any delay in the performance thereof, due to causes beyond its control, including without limitation disputes of whatever nature, acts of God, public enemy, acts of government, failure of telecommunications or other calamity.

         SECTION 10. AMENDMENT. This Agreement may be amended at any time by mutual consent of the parties hereto, with any such amendment to be invalid unless in writing and signed by Transnet and OwnerTel.

         SECTION 11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of Georgia.

         SECTION 12. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding by and between Transnet and OwnerTel with respect to the services to be provided, and no representations, promises, agreements or understandings, written or oral, relating to the services to be provided by Transnet not contained or referenced herein or therein shall be of any force or effect.

         SECTION 13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same instrument.


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               [Signature page to Option and Services Agreement]


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                                             TRANSNET CONNECT, INC.



                                             By /s/ Stan Crews
                                               --------------------------------
                                               Name Stan Crews
                                                   ----------------------------
                                               Title President
                                                    ---------------------------



                                             OWNERTEL, INC.



                                             By /s/ William G. Head, III
                                               --------------------------------
                                               Name William G. Head, III
                                                   ----------------------------
                                               Title President
                                                    ---------------------------


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